EXHIBIT 99.1

Chemung Financial Corporation Announces New Location for its Annual Meeting of Shareholders

ELMIRA, N.Y., April 29, 2020 (GLOBE NEWSWIRE) -- Chemung Financial Corporation (the “Corporation”) (NASDAQ: CHMG), the parent company of Chemung Canal Trust Company (the “Bank”), today announced that it is changing the location of its upcoming Annual Meeting of Shareholders, scheduled for Wednesday, May 13, 2020 at 2:00 p.m., to its headquarters at One Chemung Canal Plaza in Elmira, New York.  In accordance with New York State Governor Andrew Cuomo’s orders, the Corporation has changed locations to avoid large gatherings and maintain appropriate social-distancing measures.  The meeting was previously scheduled to be held at the Holiday Inn – Riverview, in Elmira, New York, as previously reported in the proxy statement dated March 31, 2020.

The Corporation provided notice of a change to the location of the Corporation’s annual meeting of shareholders via the filing of additional proxy materials with the Securities and Exchange Commission.

To minimize any potential health risks, and in an abundance of caution, the Corporation is asking that its shareholders seriously consider not attending the meeting in-person this year.  However, the Corporation will broadcast the annual meeting live via telephone conference.  Those shareholders wishing to attend the meeting via telephone may dial 888-390-3967 to listen to the meeting toll-free.  Shareholders are asked to dial in several minutes before the meeting to ensure they are connected.  The call will be in listen-only mode and the Corporation will not be taking questions or accepting any votes over the telephone.

The Corporation strongly urges shareholders to submit their proxies in advance of the meeting using one of the available methods described in the proxy statement and on the proxy card. The proxy card included with the proxy materials previously distributed to shareholders will not be updated to reflect the change in location and may continue to be used to vote common shares in connection with the annual meeting. Routine legal requirements of the meeting will be carried out by a very limited contingent of officer-shareholders, and the designated proxy representatives will cast ballots as proxy votes indicate.

In the meantime, shareholders with questions about attending the annual meeting by phone may contact Kathy McKillip, Assistant Vice President and Corporate Secretary, at (607) 737-3746.

About Chemung Financial Corporation:

Chemung Financial Corporation is a $1.8 billion financial services holding company headquartered in Elmira, New York and operates 33 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance, and Chemung Risk Management, Inc., a captive insurance company based in the State of Nevada.

Forward-Looking Statements:

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and the Private Securities Litigation Reform Act of 1995.  The Corporation intends its forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in this press release.  All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward-looking statements.  These statements can sometimes be identified by the Corporation’s use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.”  The Corporation cannot promise that its expectations in such forward-looking statements will turn out to be correct.  The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd-Frank Act, effects of the outbreak of the coronavirus, and changes in general business and economic trends.  Information concerning these and other factors can be found in the Corporation’s periodic filings with the Securities and Exchange Commission (“SEC”), including the 2019 Annual Report on Form 10-K.  These filings are available publicly on the SEC’s website at http://www.sec.gov, on the Corporation’s website at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737-3746.  Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:
Scott T. Heffner
Vice President
(607) 737-3706
stheffner@chemungcanal.com